UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported)                   March 9, 2004



                          THE PROCTER & GAMBLE COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    OHIO                                1-434                    31-0411980
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


ONE PROCTER & GAMBLE PLAZA, CINCINNATI, OHIO                           45202
--------------------------------------------------------------------------------
(Address of principal executiveoffices)                              (Zip Code)


Registrant's telephone number, including area code    (513) 983-1100
                                                   -----------------------------



ITEM 9.  REGULATION FD DISCLOSURE

         On March 9, 2003, The Procter & Gamble Company (the "Company") issued a news release with respect to (i) a 2-1 split of the Company's stock, (ii) an increase in the Company's quarterly dividend, and (iii) updating the Company's guidance for the 2003/04 third quarter and full fiscal year. The Company is furnishing this 8-K pursuant to Item 9, "Regulation FD Disclosure".

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       BY:/S/CHRIS B. WALTHER
                                          -------------------------------------
                                          Chris B. Walther, Assistant Secretary
                                          March 9, 2004



                                    EXHIBITS

99. News Release by The Procter & Gamble Company dated March 9, 2004.